June 11, 2018

BNY MELLON FUNDS TRUST

—BNY Mellon Income Stock Fund (the "Fund")

Supplement to Prospectus

dated December 29, 2017

The two bullet points below replace the first and second bullet points contained in the section of the Fund's prospectus entitled "Shareholder Guide—Choosing a Share Class—Class Y Shares":

Class Y shares of the Fund may be purchased by:

•         Institutional investors, acting for themselves or on behalf of their clients, that make an initial investment in Class Y shares of the fund of at least $1 million

•         Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain plan level or super-omnibus accounts with the fund, provided that, in each case, they make an initial investment in Class Y shares of the fund of at least $1 million per Retirement Plan sponsor or per super-omnibus account or have, in the opinion of Dreyfus, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund

The following information supplements and supersedes and replaces any contrary information contained in the section of the Fund's prospectus entitled "Shareholder Guide—Choosing a Share Class—Sales Charge Reductions and Waivers":

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Effective June 15, 2018, shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account will be eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI.  Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

  Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
  Shares purchased through an Ameriprise Financial investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform
  Shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not on any other fund in the Dreyfus Family of Funds)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date.  To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period.  To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
  Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
  Shares purchased from the proceeds of redemptions of shares of a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Rights of Reinstatement)

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Front-end sales charge waivers on Class A shares purchased through Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Class A shares of the fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI.  Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

  Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
  Shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program
  Shares purchased from the proceeds of redemptions from a fund in the Dreyfus Family of Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end sales charge or CDSC.

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